VISION GROUP OF FUNDS

Supplement to the Combined Class A and B Shares Prospectus dated June 30, 2002, the Combined Institutional Shares Prospectus dated June 30, 2002 and the Combined Class S Shares Prospectus dated June 30, 2002

Class A and B Shares Prospectus

1. Please be advised that, effective March 7, 2003, Kevin Hanrahan is no longer a Portfolio Manager for VISION Large Cap Core Fund. Thomas Pierce, Mark Schultz and James Thorne remain as Portfolio Managers for this fund.

In addition, please add James Thorne as a co-Portfolio Manager for VISION Large Cap Value Fund. Mr. Thorne's biography is on page 59 of the Combined Class A and B Shares Prospectus.

Class A and B Shares Prospectus and Institutional Shares Prospectus

2. Effective immediately, the Funds will no longer offer sales charge reductions for combining concurrent purchases of Shares by individual members of a definable club, association or similar organization. Therefore, please delete the information under the second bullet point on page 44 of the Class A and B Shares Prospectus and on page 17 of the Institutional Shares Prospectus.

All Funds

3. On September 26, 2002, M&T Bank Corporation ("M&T") of Buffalo, New York entered into an agreement with Allied Irish Banks, p.l.c. ("AIB") of
     Dublin, Ireland to acquire AIB's wholly-owned subsidiary, Allfirst Financial Inc. ("Allfirst") of Baltimore, Maryland. M&T and AIB received the required shareholder and regulatory approvals for this acquisition, and the acquisition was consummated on April 1, 2003. Also on that date, Allfirst Bank, the primary banking and wholly-owned subsidiary of Allfirst, merged into Manufacturers and Traders Trust Company ("M&T Bank"), the principal commercial banking subsidiary of M&T. M&T Asset Management ("Adviser"), a department of M&T Bank, continues to be the investment adviser to the VISION Funds. Allied Investment Advisors, Inc., the investment adviser to the ARK Funds, is now a wholly-owned subsidiary of M&T Bank. ARK Funds Distributors, LLC is the distributor of ARK Funds.

4. In connection with the bank merger detailed above, the respective boards of trustees of the VISION Group of Funds and the ARK Funds have met and authorized the tax-free reorganization of certain portfolios of their respective fund families, subject to shareholder approval. A special meeting of shareholders of the affected portfolios in each fund group will be scheduled. The special meeting will only be called for shareholders of VISION Large Cap Core Fund, VISION Intermediate Term Bond Fund, and VISION Pennsylvania Municipal Income Fund. A proxy statement containing additional information will be sent to shareholders of those VISION funds at a later date.

As a result of the merger of Allfirst Bank and M&T Bank, the VISION Funds and the ARK Funds will be available for investment at offices of M&T Securities, Inc. and branches of M&T Bank in New York, Pennsylvania, Maryland, Virginia, West Virginia, Delaware and the District of Columbia.


                                                             April 22, 2003



Federated Securities Corp., Distributor


Cusip 92830F109         Cusip 92830F505         Cusip 92830F711
Cusip 92830F810         Cusip 92830F794         Cusip 92830F562
Cusip 92830F307         Cusip 92830F745         Cusip 92830F679
Cusip 92830F778         Cusip 92830F786         Cusip 92830F802
Cusip 92830F208         Cusip 92830F737         Cusip 92830F661
Cusip 92830F760         Cusip 92830F547         Cusip 92830F612
Cusip 92830F406         Cusip 92830F695         Cusip 92830F653
Cusip 92830F851         Cusip 92830F729         Cusip 92830F646
Cusip 92830F752         Cusip 92830F554         Cusip 92830F885
Cusip 92830F844         Cusip 92830F687         Cusip 92830F877



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